Exhibit 4.1

COMMON STOCK		COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate		Shares
Number		**600620******
ZQ 000053		***600620*****
****600620****
	APPLE INC.	*****600620***
INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA		******600620**

THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE
CUSIP 037833 10 0
is the owner of
SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SHARES
* * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY * * *

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF Apple Inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

/s/ Peter Oppenheimer	APPLE INC.	DATED Aug. 30, 2002 COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES, LLC.
Senior Vice President and		(CHICAGO)
Chief Financial Officer	INCORPORATED	TRANSFER AGENT AND REGISTRAR,
JAN 3, 1977

/s/ Donald J. Rosenberg	CALIFORNIA
Senior Vice President, General Counsel		By
and Secretary		AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

APPLE INC.

The Company is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Company has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of incorporation of the Company and by a certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Company at its offices in Boston or New York.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRF MIN ACT	Custodian
			(Cust)	(Minor)
TEN ENT	- as tenants by the entireties	under Uniform Transfers to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer onto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

		Signature:
			Notice:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.